Income Taxes	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
Income Taxes

8. INCOME TAXES

The composition of deferred tax assets at December 31, 2011 and 2010 were as follows:

Deferred tax assets	2011	2010
Benefit from carryforward of net operating loss	$2,237,000	$2,161,000
Less valuation allowance	(2,237,000)	(2,161,000)
Net deferred tax asset	$-	$-

The difference between the income tax benefit in the accompanying statement of operations and the amount that would result if the U.S. Federal statutory rate of 34% were applied to pre-tax loss for 2011 and 2010 is attributable to the valuation allowance.

At December 31, 2011, for federal income tax and alternative minimum tax reporting purposes, the Company has $6,579,000 in unused net operating losses available for carryforward to future years which will expire in various years through 2031. The majority of the unused net operating loss carryforward is limited to an annual amount of approximately $270,000 due to the change in control on June 28, 2007 (see below footnote 9 - Series C Preferred Stock).